Exhibit 10.7.4

FOURTH AMENDMENT TO THE RETIREMENT PLAN

FOR OFFICERS OF NCR

AMENDMENT TO THE RETIREMENT PLAN FOR OFFICERS OF NCR (the “Plan”) as restated and in effect January 1, 1997 by NCR Corporation (“NCR”).

WHEREAS, the Plan was amended and restated effective January 1, 1997, amended by a First Amendment executed August 15, 1997, a Second Amendment executed October 24, 2001, and a Third Amendment effective June 1, 2002 that closed the Plan to new Participants effective June 1, 2002, and

WHEREAS, NCR desires to amend the Plan to conform the eligibility requirements to the Company’s new job evaluation system that designates positions grades instead of bands effective January 1, 2006;

NOW, THEREFORE, NCR does hereby amend the Plan, effective January 1, 2006, as follows:

1. ARTICLE V, as amended by the First Amendment, is hereby further amended by replacement of the second paragraph with the following:

“Participation shall cease on the earlier of the date on which the Participant terminates employment with the Company or dies.”

IN WITNESS WHEREOF, NCR has caused this amendment to the Plan to be executed this 27th day of February, 2006.

FOR NCR CORPORATION

By:	/s/ Christine Wallace
Christine Wallace
Senior Vice President, Human Resources